UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 18, 2023
 REINSURANCE GROUP OF AMERICA, INCORPORATED
(Exact Name of Registrant as Specified in its Charter)

Missouri	1-11848	43-1627032
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
16600 Swingley Ridge Road, Chesterfield, Missouri 63017
(Address of Principal Executive Office)
Registrant’s telephone number, including area code: (636) 736-7000

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	RGA	New York Stock Exchange
5.75% Fixed-To-Floating Rate Subordinated Debentures due 2056	RZB	New York Stock Exchange
7.125% Fixed Rate Reset Subordinated Debentures due 2052	RZC	New York Stock Exchange
    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02	Results of Operations and Financial Condition.
On April 18, 2023, Reinsurance Group of America, Incorporated (the “Company”), issued a quarterly financial supplement (the “LDTI Quarterly Financial Supplement”) for the quarter ended December 31, 2022, which provides recast financial information that was included in the Company’s quarterly financial supplement furnished via a Form 8-K filed with the U.S. Securities and Exchange Commission on January 31, 2023. The LDTI Quarterly Financial Supplement reflects the Company’s adoption, as of January 1, 2023, of the provisions of the Financial Accounting Standard Board’s Accounting Standards Update No. 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts” and related amendments (“LDTI”). A copy of the LDTI Quarterly Financial Supplement is furnished with this report as Exhibit 99.1.
The LDTI Quarterly Financial Supplement is unaudited and is being provided by the Company voluntarily to assist investors and other readers of the Company’s financial statements in evaluating LDTI’s impact on the Company’s financial position and results of operations. The information presented in the LDTI Quarterly Financial Supplement is preliminary and subject to change based on the completion of ongoing internal control and review procedures, as well as the procedures completed as part of an audit of the Company’s financial statements. As such, investors and other readers should not place undue reliance on this information and it should be read in conjunction with the financial information included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.
The Company expects to file recast unaudited financial statements reflecting its adoption of LDTI for the years ended December 31, 2022 and 2021 with the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2023 (the “Upcoming 10-Q”). At this time, the Company anticipates that its next audited financial statements will be filed via its Annual Report on Form 10-K for the year ending December 31, 2023, expected to be filed in February 2024. It is possible that the information presented in the LDTI Quarterly Financial Supplement may differ, perhaps materially, from information included in the Upcoming 10-Q and the audited financial statements filed by the Company in the future. The Company undertakes no obligation to update or revise the information provided in the LDTI Quarterly Financial Supplement as a result of new information or otherwise, expect as required by law.

Item 7.01	Regulation FD Disclosure.
In connection with the release of the Quarterly Financial Supplement, the Company has prepared a presentation (the “LDTI Presentation”), dated April 2023, which provides additional information about the Company’s adoption of LDTI. A copy of the LDTI Presentation is furnished with this report as Exhibit 99.2 and incorporated in this Item 7.01 by reference.

The information set forth in Items 2.02 and 7.01 of this Current Report on Form 8-K, including the LDTI Quarterly Financial Supplement and LDTI Presentation, is being furnish and shall not be deemed to be “filed”, as described in Instruction B.2 of Form 8-K.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Exhibit
99.1	LDTI Quarterly Financial Supplement for the quarter ended December 31, 2022

99.2	LDTI Presentation, dated April 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REINSURANCE GROUP OF AMERICA, INCORPORATED

Date: April 18, 2023	By:	/s/ Todd C. Larson
Todd C. Larson
Senior Executive Vice President and Chief Financial Officer